                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


                                 APRIL 26, 2002
               (DATE OF REPORT - DATE OF EARLIEST EVENT REPORTED)

                            APPLIEDTHEORY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                           000-25759           16-1491253
   (STATE OR OTHER JURISDICTION OF              (COMMISSION      (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)              FILE NUMBER)      IDENTIFICATION NO.)



    1500 BROADWAY, 3RD FLOOR                                           10036
         NEW YORK, NY                                                (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 398-7070


                                 NOT APPLICABLE


   (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                  REPORT DATE)

ITEM 5. OTHER EVENTS

         On April 18, 2002, AppliedTheory Corporation (the "Company") received a letter from The Nasdaq Stock Market indicating that the Nasdaq Listing Qualifications panel determined that its common stock would be delisted from the Nasdaq National Market effective with the open of business on April 26, 2002.

         The Company issued a press release on April 26, 2002 announcing the delisting of its common stock from The Nasdaq Stock Market. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a.)     Financial statements of businesses acquired.

         Not applicable.

(b.)     Pro forma financial information.

         Not applicable.

(c.)     Exhibits.

         Following is the Exhibit(s) furnished in accordance with Item 601 of Regulation S-K, filed as part of this current report on Form 8-K:

99.1     Press release issued by AppliedTheory Corporation on April 26, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AppliedTheory Corporation

Date:  April 26, 2002                             by: /s/ Danny E. Stroud
                                                      --------------------------
                                                      Danny E. Stroud
                                                      President, Chief Executive
                                                      Officer and
                                                      Director (Principal
                                                      Executive Officer)

Exhibit No.       Description
-----------       -----------
99.1              Press release issued by AppliedTheory Corporation on
                  April 26, 2002.